SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  October 21, 1998



               Exact Name of
Commission     Registrant        State or other    IRS Employer
File           as specified      Jurisdiction of   Identification
Number         in its charter    Incorporation     Number
-----------    --------------    ---------------   --------------

1-12609        PG&E Corporation  California        94-3234914

1-2348         Pacific Gas and   California        94-0742640
               Electric Company




Pacific Gas and Electric Company   PG&E Corporation
77 Beale Street, P.O. Box 770000   One Market, Spear Tower, Suite 2400
San Francisco, California  94177   San Francisco, California  94105

(Address of principal executive offices)        (Zip Code)


Pacific Gas and Electric Company         PG&E Corporation
    (415) 973-7000                        (415) 267-7000

        (Registrant's telephone number, including area code)

Item 5.  Other Events

A.  Third Quarter 1998 Consolidated Earnings (unaudited)

On October 21, 1998, PG&E Corporation reported earnings per common share of $.55 for the three months ended September 30, 1998. Financial results for the three months ended September 30, 1998 are shown below:


               Three Months Ended September 30, 1998
=================================================================

                          (unaudited)(1)

Earnings Per Common Share:
  Pacific Gas and Electric Company (Utility)         $ 0.53
  Unregulated Business Operations(2)                   0.02
                                                     -------
PG&E Corporation                                    $  0.55
                                                     =======


(1) In the opinion of management, the unaudited financial information presented above reflects all adjustments to date which are necessary to present a fair statement of earnings per common share for the period. This information should be read in conjunction with the 1997 Consolidated Financial Statements and Notes to Consolidated Financial Statements incorporated by reference in the Annual Report on Form 10-K for PG&E Corporation and Pacific Gas and Electric Company, and the Consolidated Financial Statements and Notes to Consolidated Financial Statements in the Quarterly Report on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 for PG&E Corporation and Pacific Gas and Electric Company.

(2) Unregulated Business Operations includes those business activities that are not directly regulated by the California Public Utilities Commission, including gas transmission operations, wholesale and retail energy services, generation of electricity outside of California, and commodity trading.

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                          PG&E CORPORATION
                                 and
                          PACIFIC GAS AND ELECTRIC COMPANY



                                CHRISTOPHER P. JOHNS
                          By ________________________________
                                  CHRISTOPHER P. JOHNS
                               Vice President and Controller
                               (PG&E Corporation)
                               Vice President and Controller
                               (Pacific Gas and Electric Company)

Dated: October 21, 1998